U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2006


                                  ADA-ES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                 000-50216               84-1457385
----------------------------      -----------          -----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)


               8100 SouthPark Way, B, Littleton, Colorado           80120
               ------------------------------------------          --------
                (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 20, 2006, we filed Amendment No. 1 to Registration Statement on Form S-3, Registration No. 333-131085. The Registration Statement was filed under the Securities Act of 1933 to register a total of 789,089 shares of our common stock for sale to the public by investors who originally bought the shares in a private placement offering that closed in October 2005. The shares will become salable at such time as the Registration Statement becomes effective with the Securities and Exchange Commission. A copy of the Registration Statement is filed herewith as Exhibit 99.1, and contains information that may be deemed of interest to shareholders and potential purchasers of our shares.


Item 9.01. Financial Statements and Exhibits

(d)
The following item is filed as an exhibit to this report:

99.1 Amendment No. 1 to Form S-3, Registration No. 333-131085 as filed with the Securities and Exchange Commission on January 20, 2006.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ADA-ES, Inc.
                                   Registrant

Date:  January 30, 2006       /s/ Mark H. McKinnies
                              ---------------------
                                Mark H. McKinnies
                       Senior VP & Chief Financial Officer

INDEX TO EXHIBITS




Exhibit No.                 Description
-----------               -----------------
 99.1                  Amendment No. 1 to Form S-3, Registration No. 333-131085